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                                                                    EXHIBIT 10.3


                             AMENDMENT NUMBER TWO TO
                           LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT, dated as of March 2, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as amended from time to time, the "Loan Agreement"), by and between MAI SYSTEMS CORPORATION, a Delaware corporation GAMING SYSTEMS INTERNATIONAL, a Nevada corporation, and HOTEL INFORMATION SYSTEMS, INC, a Delaware corporation ( each a "Borrower" and collectively "Borrowers"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

        WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AMENDMENT

         Section 1. AMENDMENT TO SECTION 2 OF THE SCHEDULE TO THE LOAN AGREEMENT. Section 2 of the Schedule to the Loan Agreement is hereby replaced in its entirety with the following language:

        "Loans in a total amount at any time outstanding not to exceed the lesser of (i) a total of Five Million Dollars ($5,000,000) (the "Maximum Dollar Amount"), or (ii) an amount not to exceed 2 times Borrowers' aggregate monthly collections received by Coast, measured on a trailing 12 month average, arising out of Receivables generated from Borrowers' software and hardware service and maintenance contracts, subject to audit, appraisal and a review of such contracts."

         Section 2. AMENDMENT TO SECTION 8.1 OF THE SCHEDULE TO THE LOAN AGREEMENT. Section 8.1 of the Schedule to the Loan Agreement, is hereby amended by adding the following language after the second paragraph:

        "Borrowers shall show a monthly pre-tax profit of no less than Two Hundred Thousand Dollars and a quarterly pre-tax profit of no less than Seven Hundred Fifty Thousand Dollars ($750,000) (both excluding severance payments to discharged employees)."


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         Section 3. AMENDMENT TO SECTION 9.1 OF THE SCHEDULE TO THE LOAN
AGREEMENT. Section 9.1 of the Schedule to the Loan Agreement, is hereby amended in its entirety with the following language;

        "April 30, 2002, subject to automatic renewal as provided in Section 9.1 of the Agreement, and early termination as provided in Section 9.2 of the Agreement."

         Section 4. AMENDMENT FEE. In connection with this Amendment, Borrowers shall pay Coast an amendment fee (the "Amendment Fee") in the amount of Twenty-Five Thousand Dollars ($25,000) on or before February 26, 1999.

         Section 5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of (i) an executed copy hereof by Borrowers and (ii) the Waiver Fee.

         Section 6. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof, Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 7. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 8. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute


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one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                          BORROWERS:

                                          MAI SYSTEMS CORPORATION,
                                          a Delaware corporation

                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title EVP & COO/CFO
                                               ---------------------------------


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------

                                          HOTEL INFORMATION SYSTEMS, INC.,
                                          a Delaware corporation


                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title Director
                                               ---------------------------------


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------


                                          GAMING SYSTEMS INTERNATIONAL,
                                          a Nevada corporation

                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title  Director, Secretary & Treasurer
                                               ---------------------------------


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                                          COAST:

                                          COAST BUSINESS CREDIT,
                                          a division of Southern Pacific Bank

                                          By  /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title Vice President
                                               ---------------------------------



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